EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report on Form 10-K/A of World Racing Group, Inc. and subsidiaries (the “Company”) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian M. Carter, Chief Executive Officer and Chief  Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: June 16, 2009	/s/ Brian M. Carter
Brian M. Carter, Chief Executive and Chief Financial Officer